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Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated June 28, 2016

Important Notice Regarding Changes in Connection with Money Market Fund Regulatory Reforms

On October 14, 2016, changes to the regulations that govern the operation of registered money market funds (the “new rules”) will become effective. This supplement provides you with notice of the anticipated changes to the operation of the funds identified above (each, a “Fund” and collectively, the “Funds”) and their Prospectuses and Statements of Additional Information resulting, in part, from the new rules. The boards of trustees that oversee the Funds have authorized these changes.

Although the mandatory compliance date for the new rules is October 14, 2016, the Funds will implement certain changes in advance of the compliance date, as described herein. It is possible these early implementation dates may change and we will notify you of any such changes.

Summary of the Reforms

Government Money Market Funds

A fund that holds itself out as a government money market fund is required under the new rules to invest at least 99.5% of its assets in cash, government securities and/or repurchase agreements collateralized solely by cash and/or government securities. Government money market funds are permitted to employ a valuation method that seeks to maintain a stable or constant NAV (CNAV) of $1.00 per share. The table below identifies the Invesco money market Funds that are currently operating or will operate as a government money market fund following the effective date of the new rules.

Retail and Institutional Money Market Funds

Under the new rules, “retail” money market funds will be permitted to employ a valuation method that seeks to maintain a stable or constant NAV (CNAV) of $1.00 per share. This is the same valuation method that is employed today by all Invesco money market Funds. Retail money market funds may be owned only by natural persons. The types of accounts that will qualify to own Invesco retail money market Funds following the effective date of the new rules and the steps you must take if you no longer qualify are described below.

Funds that do not qualify as retail or government money market funds (referred to as “institutional” money market funds) will be required to price and transact in their shares at a floating NAV (FNAV) reflecting the current market-based values of their portfolio securities. A fund’s FNAV will be rounded to four decimal places for a fund with a $1.00 share price (e.g., $1.0000).

Liquidity Fees and Redemption Gates

The new rules require retail and institutional money market funds to have the ability to impose a liquidity fee of up to 2% on redemptions and/or temporarily suspend redemptions for up to 10 days (referred to as a “redemption gate”) in the event that the fund’s weekly liquid assets fall below a designated threshold. The boards of trustees that govern the Invesco retail and institutional money market Funds have adopted procedures to implement liquidity fees and redemption gates in this circumstance.

Government money market funds are not required to impose liquidity fees or suspend redemptions but may elect to do so under the new rules. The boards of trustees that oversee the Invesco government money market Funds have elected not to impose liquidity fees or redemption gates at this time.

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Invesco Fund	Category	NAV Type	Ability to Use Liquidity Fees and Redemption Gates
Government & Agency Portfolio	Government	CNAV	No
Government TaxAdvantage Portfolio	Government	CNAV	No
Premier U.S. Government Money Portfolio	Government	CNAV	No
Treasury Portfolio	Government	CNAV	No
Invesco Government Money Market Fund	Government	CNAV	No
Invesco V.I. Government Money Market Fund	Government	CNAV	No
Invesco Tax-Exempt Cash Fund	Retail	CNAV	Yes
Tax-Free Cash Reserve Portfolio	Retail	CNAV	Yes
Premier Portfolio	Retail	CNAV	Yes
Liquid Assets Portfolio	Institutional	FNAV	Yes
STIC Prime Portfolio	Institutional	FNAV	Yes
Premier Tax-Exempt Portfolio	Institutional	FNAV	Yes

More Information on Changes Applicable to Invesco Retail Money Market Funds

Under the new rules, the Invesco retail money market Funds may be beneficially owned only by natural persons. Natural persons may invest in an Invesco retail money market Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, including among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment authority held by the natural person as beneficial owner, notwithstanding having an institutional decision maker making day to day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Notice of Involuntary Redemption of Institutional Investors from Invesco Retail Money Market Funds

In order to ensure that only natural persons own Invesco retail money market Funds as of the effective date of the new rules, on or about October 4, 2016, each such Fund will redeem all shares held by any investor who is not identified by Invesco as a natural person (referred to as an “involuntary redemption”). This supplement serves as notice of such involuntary redemption. Invesco expects to provide additional communications regarding involuntary redemptions prior to October 4, 2016. An involuntary redemption may result in losses or costs for which the investor, and not the Fund or its affiliates, will be responsible.

Effective on or about August 1, 2016, each Invesco retail money market Fund will be closed to new investments by investors who are not natural persons. Existing institutional investors may continue to transact in Invesco retail money market Funds through October 4, 2016, at which time their investment in these Funds will be involuntarily redeemed. Institutional investors should therefore transition their investments in Invesco retail money market Funds to one or more Invesco government or institutional money market Funds before October 4, 2016.

Responsibilities of Financial Intermediaries

No later than October 4, 2016, financial intermediaries will be required to take steps to remove any institutional shareholders on behalf of whom they hold shares in an Invesco retail money market Fund from any such Fund. Following this date, financial intermediaries may only submit purchase orders for an Invesco retail money market Fund if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries will also be expected to identify any shareholder of an Invesco retail money market Fund that does not qualify as a natural person and take steps to promptly redeem such shareholder’s shares. Financial intermediaries may be required by an Invesco retail money market Fund or its shareholder servicing agent to provide a written

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statement or other representation that they operate in compliance with such policies and procedures. The Invesco retail money market Funds reserve the right to redeem shares in any account that they cannot confirm to their satisfaction are beneficially owned by natural persons.

Financial intermediaries will also be expected to validate which NAV calculation should be applied to orders that it submits and determine whether orders preceded or followed the effective implementation time of a liquidity fee or redemption gate, or a modification thereto.

More Information on Changes to Invesco Institutional Money Market Funds

NAV Calculation Times

The Invesco institutional money market Funds intend to transition to a floating NAV (FNAV) on or about October 12, 2016. Also effective on or about October 12, 2016, the NAV of each class of shares of Invesco’s institutional money market Funds will be calculated as of the following times:

Premier Tax-Exempt Portfolio and STIC Prime Portfolio — 3:00 p.m., Eastern time

Liquid Assets Portfolio — 8:00 a.m., 12:00 p.m. and 3:00 p.m., Eastern time

Tax Information

Because each Invesco institutional money market Fund is not expected to maintain a stable share price following the effective date of the new rules, a sale or exchange of Fund shares may result in a capital gain or loss. Unless a shareholder chooses to adopt a simplified “NAV method” of accounting, such capital gain or loss generally will be treated either as short-term (if Fund shares were held for one year or less), or long-term (if Fund shares were held for longer). If a shareholder elects to adopt the NAV method of accounting, rather than computing gain or loss on every taxable disposition of Fund shares, shareholders would determine a gain or loss based on the change in the aggregate value of Fund shares during a computation period (such as your taxable year), reduced by the net investment (purchases minus sales) in those shares during that period. Under the NAV method, any resulting net capital gain or loss would be treated as short-term capital gain or loss.

Risks of Floating NAV

Because the share price of the Invesco institutional money market Funds will fluctuate following the effective date of the new rules, when you sell your shares they may be worth more or less than what you originally paid for them and you may lose money by investing in these Funds. The Funds’ sponsor has no legal obligation to provide financial support to any Fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund at any time.

Additional Changes to Invesco Money Market Funds

Changes to Check Writing Privileges

For Invesco institutional and retail money market Funds, Invesco is still evaluating whether check writing privileges will be available after October 14, 2016. Prior to that date, Invesco will provide shareholders of those Funds additional information about check writing privileges. For Invesco government money market Funds, Invesco expects that check writing privileges will continue to be available after October 14, 2016.

Permanent Reduction of 12b-1 Fees

Effective on or about July 1, 2016, the 12b-1 fee waivers currently in effect for certain classes of Government and Agency Portfolio, Government TaxAdvantage Portfolio, STIC Prime Portfolio, Liquid Assets Portfolio, Tax-Free Cash Reserve Portfolio

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and Treasury Portfolio, each a series of Short-Term Investments Trust, will be removed and the 12b-1 fees will be permanently reduced to reflect the current post-waiver amounts. These permanent fee reductions do not include waivers of 12b-1 fees established to maintain a minimum yield, which will remain voluntary.

Exchanging Shares

You may exchange Institutional Class shares of Government & Agency Portfolio, Government TaxAdvantage Portfolio, Liquid Assets Portfolio, STIC Prime Portfolio, Tax-Free Cash Reserve Portfolio and Treasury Portfolio for shares of Invesco’s institutional money market funds.

Redemptions Initiated by the Funds

Effective as of the date of this supplement, each Fund’s prospectus is modified to reflect that the Fund reserves the right to redeem your shares if the Fund determines that you do not meet the eligibility requirements described in the prospectus to maintain your account(s) with the Fund, whether as a result of changes in applicable law or otherwise. In addition, each Invesco retail money market Fund’s prospectus is modified to reflect that the Fund reserves the right to redeem shares in any account that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons.

Additional Information on Liquidity Fees and Redemption Gates

Under the new rules, if a money market fund’s weekly liquid assets fall below 30% of its total assets, the fund’s board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates. In addition, if a money market fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the fund must impose a liquidity fee of at least 1% on shareholder redemptions unless the fund’s board determines that not doing so is in the best interests of the fund. Liquidity fees would reduce the amount you receive upon redemption of your shares.

As defined in the new rules, “weekly liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity without the provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

The boards of trustees that oversee the Invesco retail and institutional money market Funds will have the ability to impose liquidity fees and/or redemption gates as described above commencing on or about October 14, 2016. Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress.

If a liquidity fee is applied, the fee will be applied to all redemption orders submitted after the effective time of the imposition of the fee determined by the Fund board. In the event an Invesco retail or institutional money market Fund imposes a redemption gate, the Fund or any financial intermediary on its behalf will not accept redemption requests until the Fund provides notice that the redemption gate has been terminated. Redemption requests submitted while a redemption gate is in place will be cancelled and shareholders who wish to redeem their shares after a redemption gate has been lifted will need to submit a new redemption request.

Liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may not exceed 10 business days in any 90-day period. The Fund board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the Fund and its shareholders. The Fund board may, in its discretion, permanently suspend redemptions and liquidate a Fund if, among other things, the Fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets.

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Summary Prospectus	June 28, 2016
Invesco Tax-Exempt Cash Fund
Class: A (ACSXX), Investor (TEIXX), Y
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated June 28, 2016 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the Web site, phone number or e-mail address noted above.
Investment Objective(s)
The Fund's investment objective is to provide tax-exempt income consistent with preservation of capital and liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Class:	A	Y	Investor
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None [1]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	Y	Investor
Management Fees[2]	0.20%	0.20%	0.20%

Distribution and/or Service (12b-1) Fees	0.10	None	None

Other Expenses[2]	0.49	0.49	0.49

Total Annual Fund Operating Expenses	0.79	0.69	0.69

1	A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSC).”
2	"Management Fees” and “Other Expenses” have been restated to reflect current fees.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$81	$252	$439	$978

Class Y	$70	$221	$384	$859

Investor Class	$70	$221	$384	$859

Principal Investment Strategies of the Fund
The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that (1) pay interest that is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax. While the Fund’s distributions are primarily exempt from federal income tax, a portion of the Fund’s distributions may be subject to the federal alternative minimum tax and state and local taxes.
In complying with the 80% investment requirement, the Fund may include other instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.
The Fund may invest up to 20% of its net assets in money market instruments that may be subject to federal taxes, including Treasury securities, repurchase agreements, commercial paper, and U.S. dollar-denominated foreign securities.
The Fund invests primarily in the following high-quality U.S. dollar-denominated short-term debt obligations: (i) municipal securities, which may include tax-exempt commercial paper; and (ii) cash equivalents. These securities may have credit and liquidity enhancements provided by banks, insurance companies or other financial institutions. Municipal securities include debt obligations of states, territories and possessions of the United States and the District of Columbia, their political subdivisions, agencies, and instrumentalities, authorities thereof, and multi-state agencies, issued to obtain funds for various public purposes. Municipal lease obligations, synthetic municipal securities and certain types of industrial revenue bonds are treated as municipal securities.
Other securities held by the Fund may be structured with demand features which have the effect of shortening the security’s maturity.
The Fund will limit investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase.
The Fund is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. The Fund invests in conformity with SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. The Fund invests only in U.S. dollar-denominated securities maturing within 397 calendar days of the date of purchase, with certain exceptions permitted by applicable regulations. The Fund maintains a dollar-weighted average portfolio maturity of no more than 60 calendar days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 under the Investment Company Act of 1940, as amended (Rule 2a-7), of no more than 120 calendar days. Each investment must be

1                                  Invesco Tax-Exempt Cash Fund
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determined to present minimal credit risks by Invesco Advisers, Inc. (Invesco or the Adviser) pursuant to guidelines approved by the Fund’s Board of Trustees (the Board), and must be an Eligible Security.
The Fund may invest in U.S. dollar-denominated foreign securities. Some of the Fund’s investments, although U.S. dollar-denominated, may be subject to foreign credit exposure.
The Fund may also invest in daily and weekly variable-rate demand notes.
In selecting securities for the Fund’s portfolio, the Adviser focuses on securities that offer safety, liquidity, and a competitive yield. The Adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.
The Adviser normally holds portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change. The Adviser also considers selling a security if: (i) the issuer’s credit quality declines; (ii) the issuer’s geographic region changes negatively; (iii) interest rates change; or (iv) to enhance yield.
Principal Risks of Investing in the Fund
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Alternative Minimum Tax Risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
Banking and Financial Services Industry Focus Risk. From time to time, the Fund may invest more than 25% of its assets in unsecured bank instruments, including but not limited to certificates of deposit and time deposits, or securities that may have guarantees or credit and liquidity enhancements provided by banks, insurance companies or other financial institutions. To the extent the Fund focuses its investments in these instruments or securities, the Fund’s performance will depend on the overall condition of those industries and the individual banks and financial institutions in which the Fund invests (directly or indirectly), the supply of short-term financing, changes in government regulation, changes in interest rates, and economic downturns in the United States and abroad.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Foreign Securities and Credit Exposure Risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest. Furthermore, the Fund's foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Money Market Fund Risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or to maintain the Fund’s $1.00 share price at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility. Furthermore, amendments to money market fund regulations could impact a money market fund’s operations and possibly negatively impact its return.
Municipal Securities Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Repurchase Agreement Risk. The Fund is subject to the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.
U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
Yield Risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other
2                                  Invesco Tax-Exempt Cash Fund
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securities. When interest rates are very low, the Fund’s expenses could absorb all or a portion of the Fund’s income and yield. Additionally, inflation may outpace and diminish investment returns over time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The Fund's past performance is not necessarily an indication of its future performance. Updated performance information is available on the Fund's website at www.invesco.com/us.

Annual Total Returns
Class A year-to-date (ended March 31, 2016): 0.00%
Best Quarter (ended September 30, 2007): 0.73%
Worst Quarter (ended March 31, 2010, March 31, 2011, March 31, 2014, June 30, 2014, September 30, 2014, March 31, 2015, June 30, 2015 and September 30, 2015): 0.00%
Average Annual Total Returns (for the period ended December 31, 2015)
	1 Year	5 Years	10 Years
Class A: Inception (9/22/1982)
Return Before Taxes	0.11%	0.09%	0.74%
Return After Taxes on Distributions	0.07	0.07	0.73
Return After Taxes on Distributions and Sale of Fund Shares	0.07	0.07	0.73

Class Y1: Inception (10/3/2008)	0.11	0.09	0.74

Investor Class: Inception (9/30/2003)	0.11	0.09	0.77

1	Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.
The minimum investments for Class A, Y and Investor Class shares for fund accounts are as follows:
Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.
3                                  Invesco Tax-Exempt Cash Fund
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